Summary and Statutory Prospectus Supplement dated March 26, 2020

The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses for Invesco High Yield Municipal Fund

This supplement amends the Summary and Statutory Prospectuses of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and retain it for future reference.

Notice of Fund Re-opening to All Investors

Effective as of the open of business on April 6, 2020, the Fund is open to all investors, and the Summary Prospectus and Statutory Prospectus Supplements regarding the Fund’s limited offering status, each dated August 9, 2019, are superseded and no longer in effect.